U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 27, 2004



                                EXUS GLOBAL, INC.
                                -----------------
        (Exact name of small business issuer as specified in its charter)


         Nevada                         0-18049                 91-1317131
         ------                         --------                ----------
State or other jurisdiction       Commission File Number   (IRS Employer ID No.)
jurisdiction of  incorporation)


                                  115 East 57th
                                   11th Floor
                               New York, NY 10022
                               ------------------
                    (Address of principal executive offices)


                                  212-514-6600
                                  ------------
                           (Issuer's Telephone Number)


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Item 3.02  Unregistered Sales of Equity Securities.

     On December 27, 2004, we issued an aggregate of 74,000,000 shares of our "restricted" common stock to three (3) persons or entities, including (i) 50,000,000 shares issued to a non-affiliate of our Company (as that term is defined under Regulation D, Rule 501, under the Securities Act of 1933, as amended) for aggregate consideration of $15,000, (ii) 9,000,000 common shares to another non-affiliate pursuant to anti-dilution provisions included in a previously executed agreement, and (iii) 15,000,000 to Ike Sutton, our President and Chief Executive Officer, who converted $45,000 in debt which we owed to him in consideration for the shares. We relied upon the exemption from registration afforded by Regulation D and Section 4/2, as applicable, promulgated under the Securities Act of 1933, as amended, to issue these securities.

Item 4.01  Change in Registrant's Certifying Accountant

     Effective December 30, 2004, the firm of HJ and Associates LLC ("HJ"), our independent accountant during the period from May 24, 2004 to December 30, 2004, resigned. HJ did not audit our financial statements, but did review our quarterly reports for the previous two fiscal quarters.

     Through the date of this Report, there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of HJ, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

     We have requested that HJ furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated December 30, 2004, is filed as Exhibit 16.2 to this Form 8-K.

     As of the date of this report, we have not retained a new independent accounting firm to audit our financial statement for our fiscal year ending December 31, 2004. We undertake to file an amendment to this Form 8-K, advising when we retain a new independent accountant.

Item 9.01.  Exhibits.

Number            Exhibit

16.2              Letter from HJ and Associates LLC

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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     EXUS GLOBAL, INC..
                                     (Registrant)

Dated: December 30, 2004


                                     By: s/Isaac H. Sutton
                                        ----------------------------------------
                                        Isaac H. Sutton, Chief Executive Officer


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